Exhibit 10.34

**Confidential portions have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission (the “Commission”)**

General Technical Agreement

This General Technical Agreement (this “Agreement”) is entered into as of July 24, 2016 (the “Effective Date”) by and between Oramed Ltd., a company organized under the laws of the State of Israel, with its offices at 2/4 Kefar Hi-tech, PO Box 39098, Jerusalem, 91390, Israel, and with the following facsimile number +972-2-566-0004 and email address josh@oramed.com (“Oramed”), and PREMAS Biotech Pvt. Ltd, a company organized under the laws of India, with its offices at Plot 77, Sector 4, IMT Manesar, Gurgaon 122050, Haryana, India, and with an email address prabuddha.kundu@premasbiotech.com (“Premas”).

Whereas, Oramed controls rights covering the compound known as ORMD-0801;

Whereas, Oramed and Premas entered into manufacturing agreements dated July 2013, May, 2014 and December, 2014 amongst others (the “Manufacturing Agreements”) pursuant to which Premas was designated as a contract manufacturer for the production and supply of Soybean Trypsin Inhibitor/SBTI (the “Product”);

Whereas, Oramed entered into a Technology License Agreement (“License Agreement”) with Hefei Tianhui Incubator of Technologies Co., Ltd. (“HTIT”), a corporation organized and existing under the laws of the People’s Republic of China (the “PRC”) pursuant to which, inter alia, Oramed granted HTIT exclusive rights to pre-commercialize, manufacture and commercialize the Products (including the oral insulin soft gelatin capsule and SBTI that is needed for making this capsule product) in the PRC, Macau and Hong Kong (the “Licensee Territory”);

Whereas, as part of the License Agreement, Oramed undertook to provide technical information to enable HTIT to manufacture the SBTI in the Licensee Territory (the “Purpose”); and

Whereas, Oramed has requested Premas, and Premas has agreed to transfer such information to Oramed and to collaborate with Oramed to ensure the transfer to HTIT of such information, all in accordance with the terms and conditions set out in this Agreement;

Now, therefore, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:

1.	The Services. Premas hereby agrees to collaborate with Oramed and develop the scalable process for production of SBTI at [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kgs/week (while maintaining the same quality and characteristics of the SBTI currently manufactured by Premas pursuant to the Manufacturing Agreements). In this respect, Premas will transfer to Oramed that technical information set out in Annex 1 hereto (the “Technical Information”) as well as Premas’ developed production process to produce [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] batches of SBTI at each batch size of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kg per week at HTIT’s facility in the Licensee Territory (and Oramed will thereafter make same available to HTIT in accordance with Oramed’s undertakings to HTIT in the License Agreement as noted below in Section 3.2). Premas will have the option to additionally make best efforts to develop and transfer a process to produce [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kg per week at HTIT’s facility in the Licensee Territory upon discussions with Oramed which will be covered under a separate agreement It is hereby clarified and agreed that while it is HTIT’s responsibility to design, build and commission such manufacturing facilities of various scales, Premas will make best efforts to transfer and guide said development, especially regarding the space layout, equipments specifications, process (flow and parameters), utilties, commissioning, operational procedures, qualifications and validations, raw materials selection and specifications (including the analytical methods and instruments), analytical methods (including the instrument requirement) for in-process controls, intermediates, and final products, and related documents. Such collaboration and assistance by Premas shall hereinafter be referred to as the “Services”. For clarity, it is Premas’ responsibilities (1) to transfer the SBTI manufacturing process and technology at batch size of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kg per week to HTIT, (2) to guide HTIT to design and construct and validate the SBTI manufacturing facility at batch size of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kg per week, (3) to achieve [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] batches of SBTI at each batch size of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kg per week at HTIT’s facility after maximum [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] at the same facility, (4) to prepare and provide HTIT all the technical documents (like drawings, specifications, operatioan procedures, protocols for qualifications and validations, etc.) related to the manufacturing process and quality controls and train HTIT staff so that HTIT’s facility can be run under GMP conditions, and (5) to generate, prepare and provide HTIT all the technical information set out in Annex 1. Premas shall provide the Services in coordination with Oramed, and in a professional, competent and timely manner.

2.	Compensation

2.1.	Oramed will pay Premas for the Services as per the budget set out in Annex 2 (the “Budget”) following the successful completion of each of the tasks listed therein. Such amounts will be due and payable 30 days after the date of each respective invoice from Premas, supported by copies of applicable receipts and details, approved by Oramed. Aside from payment as aforesaid, Premas shall not be entitled to any other compensation or reimbursement under this Agreement.

2.2.	Premas will use best efforts to procure, in accordance with the Budget, the necessary equipment, consumables and raw material to develop the scale-up process to successfully produce at least [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kg/week of SBTI. However, in the event that Premas, after using best efforts, is unable to meet the production deliverables (that is, the successful production of at least [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kg per week of SBTI as aforesaid), Premas will arrange for the sale of the procured equipment, unused consumables and raw material on arms-length terms, and will use best efforts to recover as much as possible, and transfer to Oramed all the proceeds from the sale, it being agree that any such sale shall be subject to Oramed’s prior written approval. In the event, that Premas is successful in delivering the agreed production deliverables, the sale mechanism in this clause will become void, and Premas will only utilize the aforesaid equipment, unused consumables and unused raw material, to produce any subsequent Oramed orders of SBTI. In no event may Premas transfer, sell or place any encumbrance on any such equipment, unused consumables or unused raw material.

3.	Confidentiality and Intellectual Property.

3.1.	Oramed shall ensure that HTIT is bound by appropriate non-disclosure and non-use provisions with respect to the use of the Technical Information. As between Premas and Oramed, Premas shall be subject to the confidentiality provisions of the Manufacturing Agreements with respect to the Technical Information.

3.2.	Premas hereby transfers and assigns to Oramed (and undertakes to do transfer and assign to Oramed upon creation) all right, title and interest in and to the Technical Information and all intellectual property rights subsisting in and/or related to the Technical Information such that Oramed shall become the exclusive legal owner thereof with the unrestricted right to exploit same on a worldwide basis without further accounting to Premas. Oramed, for its part, hereby agrees to grant HTIT rights in the foregoing Technical Information and intellectual property rights to support the efforts of HTIT to build up the SBTI manufacturing facilities and to produce the SBTI product in China, as per the terms of the License Agreement.

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3.3.	Premas hereby represents and warrants that the Technical Information, intellectual property rights subsisting therein and related thereto, and its Services under this Agreement do not and will not infringe any intellectual property rights from any third party.

4.	Cooperation. Premas will cooperate with Oramed and, to the extent requested by Oramed, its agents, subcontractors and partners (including without limitation HTIT) to facilitate the efficient transfer of information hereunder. Premas will provide to Oramed and, to the extent requested by Oramed, its agents, subcontractors and partners (including without limitation HTIT), and their auditors, inspectors, regulators and other representatives, access at all reasonable times (and in the case of regulators at any time required by such regulators) to any facility of Premas, and to data and records relating to the Manufacturing Agreement to verify the integrity of the Technical Information and the process of transferring information hereunder. In addition, Premas will take all further necessary and reasonable actions as may be required by Oramed to give effect to the arrangements contemplated in Section 3.2 above, including following any termination or expiration of this Agreement.

5.	Term and Termination.

5.1.	This Agreement will commence on the Effective Date and will remain in effect until the successful completion of the transfer of the Technical Information and the completion of the provision of the Services as contemplated in this Agreement.

5.2.	Oramed alone shall have the right to terminate the provision of Services and this Agreement at any time without cause upon 15 days’ prior written notice to Premas. Either party may terminate this Agreement at any time upon 45 days’ prior written notice to the other party, for any breach of this Agreement by the other party where such breach is not remedied to the non-breaching party’s reasonable satisfaction within a 30 day notice period. Additionally, either party may terminate this Agreement, upon written notice taking immediate effect, upon the filing by any person of a petition for the winding-up or liquidation or the appointment of a receiver on most of the assets of the terminated party, if petition has not been withdrawn or dismissed within 30 days of its filing.

5.3.	Upon expiration or earlier termination hereof, neither party will have any further obligations under this Agreement, except that (i) the liabilities (contractual, financial and statutory) accrued before the effective date of expiration or termination and (ii) the obligations which by their nature survive termination, including the confidentiality and intellectual property provisions of this Agreement, shall survive termination.

5.4.	Both parties agree that since this Agreement involves an interested third party, they will exercise the abovementioned termination rights in a reasonable manner.

6.	Liablity of Breach Contract Either party breach this agreement or fail to fulfill its obligations under this agreement, it shall take the liability for breach of contract and indemnify for losses thus incurred to the other party limited to the value of the part of the contract, ie. TT part or the part involved there of. . If such breach cause the loss of third party, joint responsibility shall be taken by both parties and non-defaulter has the right of recovery, however, limited to the value of the part of the contract involved, ie. TT part.or there of .

7.	Miscellaneous.

7.1.	Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address set out above or such other address as may be specified by such party in writing in accordance with this section, and shall be deemed to have been sufficiently given for all purposes when received, if in writing and personally delivered, one (1) day following facsimile or email transmission (receipt verified) or two (2) days following overnight express courier service (signature required), prepaid, to the party for which such notice is intended, at the address set forth for such party above.

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7.2.	Independent Contractors. The parties are independent contractors; Premas shall not be considered or deemed to be an agent, employee, joint venture or partner of Oramed. Neither party has any authority to contract for or bind the other party in any manner.

7.3.	Assignment. This Agreement, and the rights and obligations hereunder, may not be assigned or transferred by either party without the prior written consent of the other party, which consent will not be unreasonably withheld, except that either party may assign this Agreement to an affiliate or to a successor to its business (whether by merger, a sale of all or substantially all of its assets relating to this Agreement, a sale of a controlling interest of its capital stock, or otherwise) which agrees in writing to assume its obligations hereunder; in such event, prompt notice shall be given to the other party.

7.4.	Entire Agreement. This Agreement, together with any exhibit(s), constitutes the entire agreement of the parties, superseding any and all previous agreements and understandings, whether oral or written, as to the same subject matter. No modification or waiver of the provisions of this Agreement shall be valid or binding on either party unless in writing and signed by both parties. No waiver of any term, right or condition under this Agreement on any occasion shall be construed or deemed to be a waiver or continuing waiver of any such term, right or condition on any subsequent occasion or a waiver of any other term, right or condition hereunder. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

7.5.	Severability. If any one or more of the provisions contained in this Agreement will, for any reason, be held to be invalid, illegal or unenforceable in any respect, that invalidity, illegality or unenforceability will not affect any other provisions of this Agreement, and all other provisions will remain in full force and effect. In such event, the parties shall use their good faith efforts to replace the invalid, illegal or unenforceable provision with a valid, legal or enforceable provision, which shall approximate as closely as possible the purpose of the invalid, illegal or unenforceable provision.

7.6.	Applicable Law. This Agreement shall be governed by and construed under the laws of the State of Israel without giving effect to rules of conflict of laws and the parties hereto voluntarily, unconditionally and irrevocably submit to the sole and exclusive jurisdiction of the appropriate courts of competent jurisdiction of Jerusalem to the absolute exclusion of any other court and any other jurisdiction.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement by their authorized representatives as of the date first set forth above.

Oramed Ltd.	Premas

/s/ Nadav Kidron	By:	/s/ Prabuddha k Kundu
Nadav Kidron	Name:	Prabuddha k Kundu
Chief Executive Officer	Title:	Executive Director

/s/ Harold Jacob

Harold Jacob

Director Oramed Pharmaceuticals Inc.

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Annex 1

[THE CONFIDENTIAL PORTIONS HAVE BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION]

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ANNEX 2: Cash Flow and Invoicing details

					(USD, $, 000)
	1	2	3	4	5	6	7	8	9	10	11
Cash Inputs	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16	Jan-17	Feb-17	Mar-17	Apr-17	May-17	Total (US $)
Infrastructural Development, CAPEX, etc	800	300	400									1500
Scale Up					100	100						200
Raw Material	75	50	100	100		50	100	25				500
Production				70	70	160	160	160		160	320	1100
GMP Analytics					100	100	100				300	600
Misc					50				50			100
Tech Transfer					20	20	20	20	20		200	300
Total	875	350	500	170	340	430	380	205	70	160	820	4300
	CAPEX, RM, Infrastruture		Scale up to [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kg/week			Production of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] kgs per month SBTI

Cash Inputs (Month wise)	2016 - 2017 ($ USD, ’000)
	Jul-16	Aug-16	Sep-16	Oct-16	Nov-16	Dec-16	Jan-17	Feb-17	Mar-17	Apr-17	May-17	Total (US $)
	875	350	500	170	340	430	380	205	70	160	820	4300

Total project pricing

USD $ Four million, three hundred thousand only as given in the cash flow as above.

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[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

General (not limited) responsibilities of the parties:

No.	Work/Activities	Responsible Party(ies)	Supporting/Involved Party(ies)
1	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	with HTIT involved/informed; HTIT is to review the process and development package.
2	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	with HTIT involved/informed; HTIT is to review the TTP.
2	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	with HTIT involved/informed
3	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	with HTIT involved/informed
4	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	HTIT, based on the above info provided by Oramed/Premas;	Oramed/Premas to plan, support and review the URS
5	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas
6	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	HTIT, based on the above info provided by Oramed/Premas;	Oramed/Premas need to review the civil design to make sure it meets the requirements of manufacture process.

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7	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	HTIT	Oramed/Premas to review
8	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	with HTIT involved
9	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	HTIT	Technically supported by Oramed/Premas
10	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	HTIT	Oramed/Premas to support and review
11	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	to be approved by HTIT QA
12	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	HTIT	Technically supported by Oramed/Premas
13	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	HTIT	Oramed/Premas to support and review
14	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	HTIT	Oramed/Premas to support and review
15	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	to be reviewed and approved by HTIT QA

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16	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas
17	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	to be implemented by HTIT people or supplier under guide and supervision of Oramed/Premas; responsibility is on Oramed/Premas.
18	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	to be implemented by HTIT people under guide and supervision of Oramed/Premas
19	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	to be approved by HTIT QA
20	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	to be implemented by HTIT people under guide and supervision of Oramed/Premas; responsibility is on Oramed/Premas
21	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Methods: Oramed/Premas; Execution: HTIT under guide and supervision of Oramed/Premas;	responsibility is on Oramed/Premas before the successful PV batches achieved.
22	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	Oramed/Premas	HTIT to assist the arangements

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